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                                 EXHIBIT 5(ii)

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                          SPRINGFIELD, MA  01111-0001

                   VARIABLE ANNUITY CERTIFICATE APPLICATION
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
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1. PARTICIPANT INFORMATION     NOTE:  Participant must be same as Annuitant if IRA, SEP/IRA.
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
Name (First, MI, Last)                                                  Tax I.D./Social Security #

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Address (No., Street)                                                   Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                                              Sex:  [_]  Male  [_]  Female     Telephone Number
                                                                                                         (    )
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2. JOINT PARTICIPANT INFORMATION       NOTE:  . Joint Participants only allowed between spouses.
                                              . Unless otherwise specified, both signatures will be required for all
                                                Participant transactions.
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Name (First, MI, Last)                                                  Social Security #

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Address (No., Street)                                                   Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                                              Sex:  [_]  Male  [_]  Female     Telephone Number
                                                                                                         (    )
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3.  ANNUITANT INFORMATION              NOTE:  . Add Annuitant information only if different from Participant.
                                              . For additional instructions use Item 11.
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Name (First, MI, Last)                                                  Tax I.D./Social Security  #

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Address (No., Street)                                                   Birth Date (Mo/Day/Yr)

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Address (City, State, Zip)                                              Sex:  [_]  Male  [_]  Female     Telephone Number
                                                                                                         (    )
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4.  BENEFICIARY INFORMATION            NOTE:  . In the event of the death of a Joint Participant, the surviving spouse shall become the Primary Beneficiary.
                                              . For additional instructions use Item 11.
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Primary Beneficiary: Name (First, MI, Last)                             Relationship to Participant      Tax I.D./Social Security  #


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Address (No., Street)                                                   Birth Date (Mo/Day/Yr)           Telephone Number
                                                                                                         (    )
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Address (City, State, Zip)

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Contingent Beneficiary:  Name (First, MI, Last)                         Relationship to Participant      Tax I.D./Social Security #

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Address (No., Street)                                                   Birth Date (Mo/Day/Yr)           Telephone Number
                                                                                                         (    )
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Address (City, State, Zip)

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5.  PLAN INFORMATION
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Non-Qualified Plan:               [_] Individual Plan

Qualified Plan:                   [_]  Regular IRA - Tax year(s) _____,_____
                                  [_]  IRA Rollover/Transfer
                                  [_]  SEP-IRA
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6.  INITIAL PURCHASE PAYMENT $ _______________                          NOTE:  Net Purchase Payments may be allocated to the Money
                                                                               Market Sub-Account until the expiration of the
                                                                               Right to Examine Certificate period.  Thereafter,
                                                                               Net Purchase Payments will be allocated as directed
                                                                               by the Participant.
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
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7.  HEALTH INFORMATION
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Do you have any reason to believe that the Death Benefit will become payable to
the Beneficiary in the first Certificate Year?   Yes  [_]   No [_]

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8.  ANNUITY ACTIVITY
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 . Have you purchased another annuity from Massachusetts Mutual Life Insurance
  Company or its affiliates or subsidiaries, including C.M. Life Insurance
  Company, in the past 12 months?     Yes  [_]   No  [_]

 . Will the annuity applied for replace or change any existing individual or
  group life insurance or annuity?    Yes  [_]   No  [_]

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                                     NOTE: . The Annuity Date must be
                                             the first day of a calendar month.
9.  ANNUITY DATE
                 -------------------       . The Annuity Date cannot be
                                             later than the earlier of
                                             the Annuitant's 90th
                                             (Mo/Day/Yr) birthday or the
                                             maximum date permitted under
                                             state law.

                                           . If no election is made, the
                                             Annuity Date will be the earlier
                                             of the Annuitant's 90th birthday
                                             or the maximum date permitted
                                             under state law.
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10.  ANNUITY OPTIONS     NOTE: If no election is made 30 days before the
                            Annuity Date, payments will be made under Option B with a 10 Years Period Certain.
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[_]  Option A - Life Income
[_]  Option B - Life Income with Period Certain:    [_]  5 Yr.    [_]  10 Yr.
                                                    [_]  20 Yr.
[_]  Option C - Joint and Last Survivor
[_]  Option D - Joint and 2/3 Survivor
[_]  Option E - Period Certain:  # of Years
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11.  MISCELLANEOUS INSTRUCTIONS/COMMENTS
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12.  PARTICIPANT AND ANNUITANT SIGNATURES
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I hereby represent that the above information is correct and true to the best of my knowledge and belief and agree that this application shall be a part of the Certificate issued by the Company. ALL PAYMENTS AND VALUES PROVIDED BY THE CERTIFICATE BEING APPLIED FOR WHEN BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. I acknowledge receipt of a current prospectus for the Certificate.


Signed at:
           ----------------------------------------     -----------

 On:      /     /
     ----- ----- -----
                                City             State            (Mo/Day/Yr)

Participant
Signature
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Joint Participant Signature
                           -----------------------------------------------------

Annuitant Signature (If other than a Participant
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13.  NASD REGISTERED REPRESENTATIVE/AGENT/BROKER INFORMATION
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Will the annuity applied for replace or change any existing individual or group life insurance or annuity?  If yes, I have complied with all state replacement
requirements.     [_]  Yes     [_]  No


If a replacement, is this replacement meant to be a tax-free exchange under
Section 1035?     [_]  Yes     [_]  No

I certify that I am NASD registered and state licensed for variable annuity contracts where this application is written and delivered.

Signature of NASD Registered Representative/Agent/Broker
                                                         -----------------------

Phone Number (   )
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Print Name and License #/ Code
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Name and Address of Firm
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City                          State                     Zip
     ------------------------       -------------------     --------------------

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Make check(s) payable to Massachusetts Mutual Life Insurance Company and mail this signed Application and the check to:

                                     Massachusetts Mutual Life Insurance Company
                                                Annuity Service Center
                                     P. O. Box 419162
                                                Kansas City, MO  64141-6162
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